SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                           May 16, 2003 (May 9, 2003)



                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)


Nevada                              333-56262                         88-0482413
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(State or other                    (Commission                  (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                  --------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) On May 9, 2003, the Board of Directors of El Capitan Precious Metals, Inc. (the "Registrant") engaged the accounting firm of Gelfond Hochstadt Pangburn, P.C. as independent accountants for the Registrant for the newly adopted fiscal year ending September 30, 2003. Hawkins Accounting was dismissed effective May 9, 2003.

     (b) During the two most recent fiscal years ended December 31, 2002 and 2001, and interim periods subsequent to December 31, 2002, there have been no disagreements with Hawkins Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Hawkins Accounting's report on the financial statements for the years ended December 31, 2002 and 2001, contained a going concern emphasis paragraph, describing substantial doubt about the Registrant's ability to continue as a going concern. With the exception of the foregoing, the report of Hawkins Accounting contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Registrant has requested that Hawkins Accounting furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Hawkins Accounting letter to the SEC, dated May 15, 2003, is filed as
Exhibit 16.1 to this Form 8-K.

     (e) During the two most recent fiscal years through May 9, 2003, the Registrant has not consulted with Gelfond Hochstadt Pangburn, P.C. regarding either (i) the application of accounting principles to a specific transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Gelfond Hochstadt Pangburn, P.C. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

        16.1 Letter from Hawkins Accounting addressed to the Securities and Exchange Commission


ITEM 8.   CHANGE IN FISCAL YEAR

        In connection with the March 18, 2003 acquisition of El Capitan
Precious Metals, Inc. by DML Services, Inc., the Registrant's board of directors elected on May 9, 2003 to retain the fiscal year end of El Capitan Precious Metals, Inc. (a September 30 fiscal year end). Thus, the fiscal year end of the Registrant was changed from December 31, to September 30. The Registrant will file a Form 10-QSB for the three and six months ended March 31, 2003 and a Form 10-KSB for the fiscal year ended September 30, 2003, within the prescribed time periods.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EL CAPITAN PRECIOUS METALS, INC.



Date: May 16, 2003                         By:/s/ Thomas B. Olson
                                              ----------------------------------
                                              Thomas B. Olson
                                              Corporate Secretary



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